UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2026

HEARTCORE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41272	87-0913420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identiﬁcation No.)

14F, Shibuya Sakura Stage Central Building, 1-2 Sakuragaoka-cho, Shibuya-ku, Tokyo, Japan	150-0031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +81-3-6899-7114

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HTCR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on June 30, 2025, stockholders of HeartCore Enterprises, Inc. (the “Company”) approved an amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to effectuate a reverse stock split of the Company’s outstanding shares of common stock, at a ratio of no less than 1-for-2 and no more than 1-for-30, with such ratio to be determined at the sole discretion of the Company’s Board of Directors (the “Board”). On March 4, 2026, the Board approved a 1-for-20 reverse stock split of the Company’s issued and outstanding common stock (the “Reverse Split”). Subsequently, the Company filed a certificate of amendment (the “Certificate of Amendment”) to its Certificate of Incorporation with the Secretary of State of the State of Delaware to effectuate the Reverse Split. The Certificate of Amendment was effective for state law purposes at 4:00 p.m. Eastern Time on April 2, 2026 (the “Effective Time”), after the close of trading on the Nasdaq Capital Market (“Nasdaq”), such that the Company’s common stock began trading on Nasdaq at market open on April 6, 2026, on a post-Reverse Split basis.

As of the Effective Time, issued and outstanding shares of the Company’s common stock were automatically reclassified such that each 20 shares of pre-Reverse Split common stock became one share of common stock, with any fractional shares of common stock resulting being rounded up to the nearest whole share of common stock. The authorized number of shares, and par value per share, of the Company’s common stock were not affected by the Reverse Split.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation, as amended, of the issuer, effective April 2, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 6, 2026	HEARTCORE ENTERPRISES, INC.

	By:	/s/ Sumitaka Yamamoto
Sumitaka Yamamoto
Chief Executive Officer